                                                                   EXHIBIT 10.33


                                 LOAN AGREEMENT


         This Loan Agreement dated as of October 12, 1999, between Star Scientific, Inc., a Delaware corporation ("the "Borrower"), and Brown & Williamson Tobacco Corporation, a Delaware corporation (the "Lender").

                                   ARTICLE I.
                                   DEFINITIONS

         For the purposes of this Agreement, the following terms shall have the meanings set forth below:

         "Affiliate" shall have the meaning ascribed to it in Section 4.01(l) hereof.

         "Barns" means the specially fabricated tobacco curing barns utilized by Borrower to reduce the nitrosamine levels in tobacco.

         "Benefit Commitments" shall have the meaning ascribed to it in Section 4.01(f) hereof.

         "Business Day" shall mean any day other than a Saturday, Sunday, or public or Lender holiday or the equivalent for Lenders generally under the laws of the State of Virginia.

         "Collateral" shall have the meaning ascribed to it in Section 7.01.

         "Collateral Documents" shall mean the Security Agreement and all related financing statements.

         "Debt" shall mean (A) indebtedness for borrowed money or for the deferred purchase price of property or services, (B) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (C) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (A) or (B) above, (D) liabilities incurred in respect of Benefit Commitments in excess of plan assets under Pension Plans.

         "Event of Default" shall have the meaning ascribed to it in Section
6.01 hereof.

         "First Advance" shall mean the first advance by the Lender under the Loan.



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         "GAAP" shall mean generally accepted accounting principals, consistently applied.

         "Loan Agreement" shall mean this Agreement.

         "Loan" shall mean the term loan in the aggregate amount of $22,000,000, but evidenced by two separate credit facilities, one in the amount of $13,200,000 ("Credit Facility A") and the other in the amount of $8,800,000 ("Credit Facility "B") from Lender to Borrower as provided for and subject to the terms and conditions contained in this Loan Agreement, evidenced by Note A and Note B respectively, and secured by the Collateral Documents.

         "Loan Documents" shall mean the Loan Agreement, Note A, Note B, and the Collateral Documents.

         "Master Agreement" shall mean an agreement of like date between Lender and Borrower relating to, inter alia, the purchase of low-TSNA tobacco from Borrower by Lender [***].

         "Note A" shall mean the promissory note dated as of the date hereof executed by the Borrower payable to the Lender in the principal amount of $13,200,000, in the form attached hereto as Exhibit A.

         "Note B" shall mean the promissory note dated as of the date hereof executed by the Borrower payable to the Lender in the principal amount of $8,800,000, in the form attached hereto as Exhibit B.

         "Notes" shall mean Note A and Note B.

         "Obligations" means the obligation of the Borrower: (A) to pay the principal of and interest on Note A and Note B (but only to the extent funded) in accordance with the terms thereof and to satisfy all of its other liabilities to the Lender arising under the Loan Documents, whether now existing or hereafter incurred, matured or unmatured, direct or contingent, including any extensions, modifications, renewals thereof and substitutions therefor; (B) to repay to the Lender all amounts advanced by the Lender hereunder or otherwise on behalf of the Borrower in connection with the Loan, including, but without limitation, advances for the payment of insurance, repairs to or maintenance or storage of any of the Collateral; and (C) to reimburse the Lender, on demand, for all of the Lender's expenses and costs, including the reasonable fees and expenses of its counsel, in connection with the enforcement of this Agreement and the documents required hereunder, including, without limitation, any proceeding brought or threatened to enforce payment of any of the obligations referred to in clauses (A) and (B) above.



Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


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         "Person" shall mean any individual, corporation, partnership, trust, unincorporated association, joint venture, joint stock company or other entity.

         "Prime Rate" shall mean that rate of interest published in The Wall Street Journal in the Money Rates Section from time to time as the Prime Rate.

         "Security Agreement" shall mean the Security Agreement of even date herewith by and between the Borrower and Lender in the form attached hereto as Exhibit C.

         "Taxes" shall mean all federal, state and local income taxes payable by Borrower during a specified period of time.

         "Unfunded Liabilities" shall have the meaning ascribed to it in Section 4.01(f) hereof.

         "Unmatured Event of Default" shall mean any event of condition which with passage of time or giving of notice or both would become or create an Event of Default.

                                   ARTICLE II.
                          AMOUNTS AND TERMS OF THE LOAN

         SECTION 2.01. Credit Facilities. The Lender agrees, on the terms and conditions hereinafter set forth, including without limiting the generality of the foregoing, the conditions precedent set forth in Article III hereof, to make: (i) a term loan to Borrower in the amount of $13,200,000 ("Credit Facility A") evidenced by Note A, and (ii) subject to the occurrence of certain conditions, the occurrence of which is solely in Lender's discretion, a term loan to Borrower in the amount of $8,800,000 ("Credit Facility B") evidenced by Note B, for the purpose of financing the acquisition of Barns by Borrower. The Borrower agrees to repay the Obligations (to the extent funded) upon the terms and conditions and as required by the Loan Documents. No funds will be advanced by Lender to Borrower pursuant to Credit Facility B unless Lender gives Borrower [***]. In the event such a notice is not given by Lender, Lender will mark
Note B "canceled" and return it to Borrower.

         SECTION 2.02 Interest Rate and Payments of Interest. Interest shall be paid as follows:

             (a) Interest shall be due and payable as provided for in the Notes.


Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.




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             (b)      Interest shall be calculated on the basis of a 360-day
year, counting the actual number of days elapsed, and shall be payable monthly on the outstanding principal balances as provided for in the Notes.

         SECTION 2.03. Advances. Upon two (2) Business Days prior written notice to Lender, Borrower may request advances under the Loan for the sole purpose of acquiring Barns at the rate of [***]. With the exception of the first and last advance under each Note, the minimum advance under either of the Credit Facilities shall be [***]. Lender may disburse such advances directly to Borrower or on behalf of and for the account of Borrower directly to the manufacturer of the Barns.

         SECTION 2.04 Repayment of Principal. The principal advanced and outstanding under Credit Facility A and Credit Facility B shall be repaid as provided for in Note A and Note B, respectively.

         SECTION 2.05 Payment to the Lender. All sums payable to the Lender hereunder shall be paid directly to the Lender in immediately available funds by wire transfer to:

                      [***]


         SECTION 2.06. Prepayments. Borrower may prepay the Loan in whole or in part only on the dates for regularly scheduled principal and interest payments upon five (5) days prior written notice to Lender. Any amounts prepaid by Borrower may not be re-borrowed.

         SECTION 2.07. Payment on Non-Business Days. Whenever any payment to be made hereunder or under the Note shall be stated to be due on a day other than a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the compensation of payment of interest.


Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.



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                                  ARTICLE III.
                              CONDITIONS OF LENDING

         SECTION 3.01. Condition Precedent to the Loan. The obligation of the Lender to make the Loan is subject to the condition precedent that the Lender shall have received on or before the day of the request for the funding of the First Advance all of the following agreements, duly executed, and other documents, certificates and items, all of which shall be in form and substance satisfactory to Lender:

             (a)      The Notes;

             (b) The Security Agreement together with such UCC financing statements or other documents as Lender shall deem necessary or appropriate;

             (c) Copy of the certificate of authority to transact business in any jurisdiction in which the nature of Borrower's activities require it to register as a foreign corporation in such jurisdiction;

             (d) Copy of the articles of incorporation of the Borrower, certified by the Secretary of State of the State of Delaware;

             (e) Copies of the bylaws of Borrower, certified by the Secretary of Borrower;

             (f) Copies of a resolution of the board of directors of Borrower, approving the Loan and the execution and delivery of the Loan Documents to which it is a party, certified by the Secretary of the Borrower;

             (g) A good standing certificate for the Borrower from the Secretary of State of the State of Delaware, and of each jurisdiction in which it transacts business;

             (h) Legal opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to Borrower, in form reasonably acceptable to Lender's counsel;

             (i) UCC judgment and Federal tax lien searches for Borrower in such jurisdictions as Lender may request;

             (j) Signature and incumbency certificates with respect to each officer executing the Loan Documents on behalf of Borrower;



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             (k)      Such other documents or certificates as Lender shall
reasonably require.

         SECTION 3.02. Conditions Precedent to any Subsequent Advance. The obligation of the Lender to make any subsequent advance under the Loan shall be subject to the satisfaction of the following additional conditions precedent on or before the date of the request for the funding of such Advance:

             (a) the Lender shall have received a certificate signed by Borrower, dated the date of the request for the funding of the Advance, stating that, as of such date, the following statements are true:

                  (i) the representations and warranties contained in the Loan Documents are correct on and as of such date;

                  (ii) no event has occurred and is continuing, or would result from the Loan, which constitutes an Event of Default or would constitute an Unmatured Event of Default, and

                  (iii) the number of Barns being acquired with such Advance and the serial numbers of such Barns.

             (b) the Lender shall have received such other approvals, opinions or documents as the Lender may reasonably request.

         SECTION 3.03. Priority of Security Interests. At the time of the First Advance, the security interests in the Collateral in favor of Lender to secure the Loan shall be perfected and a first priority on the Collateral

         SECTION 3.04. Condition Precedent to Credit Facility B. Lender has no obligation to advance any funds under Credit Facility B and Borrower has no right to request the advance of any funds under Credit Facility B unless Borrower receives from Lender [***].

                                   ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.01. Representations and Warranties of Borrower. Borrower represents and warrants to Lender as follows:


Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.



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             (a)      The Borrower is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation and in good standing in each jurisdiction where such qualification is necessary.

             (b) The execution, delivery and performance of the Loan Documents to which it is a party are within Borrower's corporate powers, have been authorized by all necessary corporate action, does not contravene its (i) articles of incorporation or bylaws or (ii) any law or regulation binding on or affecting it, or any contractual restriction binding on or affecting it and
(iii) does not result in or require the creation of any lien, security interest or other charge of encumbrance (other than pursuant to the Loan Documents) upon or with respect to any of its properties.

             (c) No authorization, consent or approval or other action by, and no notice to or registration or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Borrower of any Loan Document to which it is a party.

             (d) The Agreement and all of the other Loan Documents to which it is a party are legal, valid and binding obligations of the Borrower enforceable against Borrower in accordance with their respective terms.

             (e) There is no material pending, or to the best of Borrower's knowledge, threatened action or proceeding at law or in equity before any court, governmental agency, or arbitrator affecting the Borrower.

             (f) The Borrower (i) is not party to any indenture, agreement or other instrument or subject to any restriction materially adversely affecting its business, properties, assets, operations or conditions (financial or otherwise), and (ii) is not in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party.

             (g) The Borrower has obtained all material licenses, permits, franchises, or other governmental authorizations reasonably necessary for the ownership of its properties and the conduct of its business. The Borrower possesses adequate licenses, patents, patent applications, copyrights, trademarks, trademark applications, and trade names to continue its business as heretofore conducted by it, without any conflict with the rights of any other person or entity.



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             (h)      The Borrower and its subsidiaries have not received any
communication from any Person that asserts that Star's Intellectual Property is infringing the rights of any Person.

                                   ARTICLE V.
                            COVENANTS OF THE BORROWER

         SECTION 5.01. Affirmative Covenants. So long as any Obligation shall remain unpaid Borrower will, unless the Lender shall otherwise consent in writing:

             (a) Maintain Corporation. Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all applicable laws; continue to conduct and operate its business substantially as conducted and operated during the present and preceding calendar year; at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and keep the same in good repair, working order and condition; and from time to time, make, or cause to be made, all needed and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

             (b) Compliance with Laws, Agreements, Etc. Comply (i) in all material respects with all applicable laws, rules, regulations, and orders, such compliance to include, without limitation, paying before the same becomes delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith, and strictly with all Loan Documents, and other material agreements and all governmental regulatory requirements.

             (c) Insurance. Keep its insurable properties adequately insured and maintain (i) insurance against fire and other risks customarily insured against by companies engaged in the same or a similar business, (ii) necessary worker's compensation insurance, (iii) public liability, and (iv) such other insurance as may be required by law or as may be reasonably required in writing by the Lender, all of which insurance shall be in such amounts, containing such terms, in such form, for such purposes and written by such companies as may be satisfactory to the Lender. Borrower will deliver evidence satisfactory to the Lender that such insurance has been so procured and, with respect to Borrower's casualty insurance, an endorsement to reflect that Lender is a loss payee. If Borrower fails to maintain satisfactory insurance as herein provided, the Lender shall have the option to do so, and Borrower agrees to repay the Lender on demand, with interest at the rate of [***] per annum above the Prime Rate, on all amounts so expended by the Lender.

Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


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         SECTION 5.02.     Negative Covenants.  So long as any amount under the
Note shall remain unpaid, Borrower will not, without the prior written consent of the Lender:

             (a) Liens, Etc. Create or suffer to exist, any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of the Collateral whether now owned or hereafter acquired, or assign, any right to receive income, in each case to secure any Debt of any Person, other than as created or assigned under the Loan Documents.

             (b) Debt. Create or suffer to exist any Debt other than Debt under the Loan Documents, and other Debt entered into in the ordinary course of business.

             (c) Mergers, Etc. Merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any person or entity.

             (d) Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose of any of its assets or any of its interests therein other than in the normal course of its business without the prior written consent of Lender (which consent may be conditioned upon using the proceeds of such sale or other disposition to prepay the Notes).

             (e) Maintenance of Licenses and Authorizations. Take or fail to take any action which shall result directly or indirectly in the suspension, revocation or termination of any license, franchise or other authorization held by Borrower and necessary for its operations.

             (f) Extension of Credit. Make loans, advances or extensions of credit to any Person, except for sales on open account and in the ordinary course of business.

             (g) Guarantee Obligations. Guarantee or otherwise in any way become or be responsible for obligations of any other Person, whether by agreement to purchase the indebtedness of any other Person, or agreement for the furnishing of funds of any other Person through the purchase of goods, supplies or services (or by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the indebtedness of any other Person, or otherwise, except for the endorsement of negotiable instruments in the ordinary course of business for collection.

             (h) Prepayment of Debt. Except as provided for in Section 2.06, make any payment in reduction of the principal amount of any Debt (other than Debt evidenced by the



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Notes) in advance of the scheduled maturity of such Debt except in the ordinary course of business.

                                   ARTICLE VI.
                                EVENTS OF DEFAULT

         SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

             (a) Borrower shall fail to pay: (i) the principal of the Note when due, or (ii) interest on, the Note when due and such failure continues for more than 60 days after written notice from the Lender to the Borrower; or

             (b) Lender elects to terminate the Master Agreement pursuant to the provisions of Section 11(b) (c) (d) or (e) thereof; or

             (c) A material cessation or stoppage by Star to deliver to any B&W Affiliates the quantities of Star Curea Tobacco ordered for such year.

                                  ARTICLE VII.
                                    SECURITY

         SECTION 7.01 Composition of the Collateral. The property in which a lien or security interest is granted pursuant to the provisions of the Loan Documents is herein collectively called the "Collateral." The Collateral, together with all of Borrower's other property of any kind held by the Lender, shall stand as one general, continuing collateral security for all Obligations and may be retained by the Lender until all Obligations have been satisfied in full.

         SECTION 7.02 Rights in Property Held by the Lender. As further security for the prompt satisfaction of all Obligations, the Borrower hereby assigns, transfers and sets over to the Lender all of its right, title and interest in and to, and grants the Lender a lien on and a security interest in, all amounts that may be owing from time to time by the Lender to Borrower in any capacity, including, but without limitation, any account with the Lender, which lien and security interest shall be independent of any right of set-off which the Lender may have.



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                                  ARTICLE VIII.
                                  MISCELLANEOUS

         SECTION 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Note, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instances and for the specific purpose for which given.

         SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and shall be effective when delivered or when mailed, postage prepaid, by United States certified or registered mail, return receipt requested, addressed as follows:

         If to Borrower:

                  Star Scientific, Inc.
                  16 South Market Street
                  Petersburg, Virginia 23803
                  Attension: Jonnie R. Williams

         with a copy to:

                  Paul, Hastings, Janofsky & Walker
                  1299 Pennsylvania Avenue, N.W.
                  Tenth Floor
                  Washington, D.C.  20004-2400
                  Attention:  Paul L. Perito, Esq.
                  Telecopier No.:  (202) 508-9700

         and

                  Paul, Hastings, Janofsky & Walker
                  600 Peachtree Street, Suite 2400
                  Atlanta, Georgia  30308
                  Attention:  W. Andrew Scott, Esq.
                  Telecopier No.  (404) 815-2424



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And if to the Lender, to:
                  Brown & Williamson Tobacco Corporation
                  1500 Brown & Williamson Tower
                  Louisville, KY 40232
                  Attention:  [***]

         with a copy to:
                  Wiley, Rein & Fielding
                  1776 K Street, N.W.
                  Washington, D.C.  20006
                  Attention:  Stuart F. Carwile

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party.

         SECTION 8.03. No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies existing law, in equity or otherwise.

         SECTION 8.04. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied, except as otherwise stated herein.

         SECTION 8.05. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the Obligations, irrespective of whether or not the Lender shall have made any demand respecting such Obligations and although such Obligations may be unmatured. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

         SECTION 8.06 Binding Effect; Governing Law. This Agreement shall be binding upon and inure to the benefit of Borrower and the Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender. This Agreement, the Note and the other Loan Documents (except where otherwise expressly so stated) shall be governed by, and construed in accordance with, the laws of the State of Virginia.


Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.



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


         IN WITNESS WHEREOF, the Borrower and the Lender have caused this Loan Agreement to be executed by their respective officers thereunto duly authorized, all as of the date first above written.



                                     STAR SCIENTIFIC, INC.



                                     By:
                                        -------------------------------
                                     Name:
                                     Title:


                                     BROWN & WILLIAMSON TOBACCO
                                         CORPORATION



                                     By:
                                        -------------------------------
                                     Name:
                                     Title:





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